EXHIBIT 10.9

CONFIDENTIAL TREATMENT REQUESTED

RESEARCH AND LICENSING AGREEMENT

between

Technische Universität München

(Munich Technical University),

represented by its President,

Executory:

Prof. Dr. Arne Skerra

Chair of Biochemistry

An der Saatzucht 5

D-85350 Freising/Weihenstephan

(hereinafter referred to as the UNIVERSITY)

and

Pieris AG Lise-Meitner-Str. 30 D-85354 Freising (hereinafter referred to as PIERIS)

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

PREAMBLE

The Parties are jointly conducting research aimed at gaining fundamental insights in the realm of anticalins and lipocalins. To that effect the Parties signed a Research and Licensing Agreement on 26 June / 04 July 2003[***].

The UNIVERSITY, Chair of Biochemistry, Prof. Skerra, maintains cooperative research relations on the subject of this Agreement [***] who, inter alia, [***], while under this Agreement, against payment of licence fees, UNIVERSITY grants licences or assigns to PIERIS patent rights to be obtained or already secured by UNIVERSITY in connection with this research activity. PIERIS endeavours to commercially exploit the knowledge thus acquired and patents granted.

Both Parties understand that, before the object of this Agreement can be marketed, PIERIS will have to expend substantial future research efforts and financial means above and beyond this Agreement.

§ 1

OBJECT OF THE AGREEMENT

1.1	The object of this Agreement is a joint research effort aimed at optimising the anticalin technology developed by Prof. Skerra for deployment in therapeutic, prophylactic and diagnostic applications and as research reagents and, beyond that, at gaining fundamental insights in the realm of anticalins and lipocalins. For the purpose of this research, the Parties are conducting joint research projects (hereinafter the “PROJECTS”), initially defined in more detail in Appendix 1 and subject to updates as a function of the progress of the project.

1.2	As set forth in § 4, PIERIS shall provide UNIVERSITY with funding for the execution of the PROJECTS.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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§ 2

COOPERATION BETWEEN UNIVERSITY AND PIERIS

2.1	The Parties to this Agreement concur that the success of the project depends in large measure on cooperation in mutual trust and on a regular exchange of information. Both Parties therefore agree to vigorously promote the project by discussing their activities and exchanging their experiences.

2.2	The Parties to the Agreement concur that it is necessary to adhere as much as possible to the PROJECTS, described in some detail in Appendix 1, both in terms of substance and schedules, but that they must remain flexibly adjustable in view of the dynamics of the development. Such adjustments shall be made in the course of periodic progress meetings on the occasion of which the next project steps shall also be determined. The results shall be defined in dated, consecutively numbered minutes, signed by both Parties and integrated as updates to Appendix 1 of this Agreement. On the part of the UNIVERSITY, such updates shall be within the purview of Prof. Dr. Arne Skerra.

§ 3

THE UNIVERSITY’S CONTRIBUTION

3.1	For subject research under this Agreement, the UNIVERSITY, Chair of Biochemistry, Prof. Skerra, shall cooperate [***] throughout the duration of the project, collaboration with non-commercial parties excepted. Within the scope of this cooperation the UNIVERSITY shall make everything available that is required for the research hereunder and for the fulfilment of this Agreement, in particular the necessary equipment as well as the findings and insights gained to date.

3.2	The UNIVERSITY commits itself to having the PROJECTS carried out by at least [***] or, alternatively, by [***]. The extent of the activities will be determined by the respective update to Appendix 1.

3.3	These activities shall be supervised by Prof. Dr. Arne Skerra, Chair of Biochemistry at the Technical University in Freising/Weihenstephan. Prof. Skerra will perform his activities within the scope of the research project without basing it on any employment status with PIERIS. [***].

3.4	The UNIVERSITY and its associates shall make every effort, in due consideration of the latest scientific findings, to advance the project to the best of their ability.

3.5	On at least [***] basis the UNIVERSITY shall prepare a written summary of the project status attained, indicating the deployment of personnel and materials, and submit these reports to PIERIS.

3.7	Both Parties concur that the data, MATERIALS or patents conveyed by UNIVERSITY to PIERIS within the scope of this Agreement shall [***]in accordance with [***]. In the event of [***] UNIVERSITY shall [***]. Independent thereof, UNIVERSITY shall [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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§ 4

PIERIS’ CONTRIBUTION

4.1	As its contribution to the funding of the cost of personnel and materials incurred by Prof. Skerra’s work group in connection with the PROJECTS, PIERIS shall allocate to the UNIVERSITY the total amount of EUR[***]for PROJECT [***] during the period [***], [***] EUR[***] at the [***]. PIERIS shall remit all payments, identified by an accounting entry code to be provided by the UNIVERSITY in each case and with the annotation “Chair of Biochemistry, Prof. Dr. Skerra”, into account number [***]. The payee and owner of that account is [***].

4.2	The Parties to this Agreement concur that the PROJECTS described in more detail in Appendix 1 hereto shall be adhered to as much as possible in terms of substance and target dates. PIERIS expressly abstains from committing [***] extending beyond the term of this Agreement. PIERIS is aware, however, of the fact that [***]. In the event of a premature cancellation of this Agreement brought about by PIERIS, PIERIS shall [***] stated under 4.1.

4.3	To the extent that within the scope of the PROJECTS and as agreed with PIERIS, joint work sessions or the support services to be provided by the UNIVERSITY involve travel expenses, PIERIS shall reimburse the UNIVERSITY [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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§ 5

CONFIDENTIALITY

5.1	Each Party to this Agreement agrees to treat as confidential vis-à-vis third parties all documentation and other data received from the respective other Party as well as the results achieved within the scope of this project and the MATERIAL made available by the respective other Party and developed MATERIAL (information), subject to the provisions of § 5.3 and § 5.4, and to publish them only with the prior consent of the respective other Party to this Agreement. The Parties to the Agreement shall limit the dissemination of data to the group of persons participating in the project. This obligation shall not apply if the information was (i) verifiably available to the recipient prior to the date of this Agreement, was in the public domain or was generally accessible prior to the publication; or (ii) essentially corresponds to data disclosed or made accessible to the recipient at any given time by an authorised third party; or (iii) the data are verifiably based on an independent development made by the recipient.

5.2	Each Party to this Agreement shall make certain that the persons engaged in this project, including in particular Prof. Skerra, are made aware of, and consent to, the conditions of this Agreement, especially with regard to the confidentiality obligation. Each Party hereto agrees to have all persons involved in the project sign a corresponding confidentiality undertaking (Appendix 2), providing the respective other Party with a copy thereof prior to the inception of the project.

5.3	For PIERIS the confidentiality-related provisions of this § 5 shall not be applicable to the extent that the information-related MATERIAL had been turned over to PIERIS or the information-related patents were transferred to PIERIS by way of assignment or licensing or if the release of the information to potential or current investors is desirable or otherwise customary. PIERIS may share the information with sub-licensees or collaborative partners only if these commit to the customary extent of confidentiality or if the UNIVERSITY waives the confidentiality requirement.

5.4

UNIVERSITY shall not pass on to third parties biological material previously or subsequently given to it by PIERIS or any biological material generated within the scope of this Agreement. UNIVERSITY shall bring this obligation to the attention of its co-workers who are involved in the research project under this Agreement. The exceptional release of biological material to third parties by UNIVERSITY shall require a written consent via a Material Transfer Agreement, attached hereto as Appendix 4. Upon request by PIERIS, the transfer of biological material from PIERIS to UNIVERSITY shall also be documented in writing by way of a Material Transfer Agreement. In that case, clause 6

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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of the Material Transfer Agreement per Appendix 4 shall not apply to the relationship between UNIVERSITY and PIERIS with regard to material which was transferred during the PROJECT PHASE per § 8.1. Per mutual consent, both Parties shall be able to modify Appendix 4 in individual cases or to waive the use of Appendix 4.

§ 6

PUBLICATIONS

6.1	The Parties concur that the objective of their cooperation consists in the development of exploitable inventions and their protection through patents or other intellectual property rights. Patent protection, however, can only be obtained if at the time the application is filed the novel realisations have not yet been published. On the other hand, the UNIVERSITY and its participating co-workers have an interest in publishing the results achieved and scientific knowledge gained at the University during the cooperative activity. Nevertheless, patent applications planned by PIERIS or the UNIVERSITY on the object of the research or this Agreement must not be jeopardised by prepublications prejudicial to novelty.

6.2	UNIVERSITY agrees that, when publishing scientific papers including dissertations, it will take PIERIS’ interests into account. Therefore, [***] prior to such publication, UNIVERSITY shall submit to PIERIS the text of the intended publication or dissertation. Upon request by PIERIS, both Parties shall deliberate a wording that satisfies the interests of both Parties.

6.3	PIERIS agrees to review the proposed publications (manuscripts) with regard to prepublication [***] within [***] and to correspondingly advise UNIVERSITY of its position. If after expiration of [***] UNIVERSITY has not received a written position statement from PIERIS, PIERIS’s consent regarding publication shall be deemed to have been given, provided PIERIS has at least acknowledged to UNIVERSITY, in writing, the receipt of the publication proposal. After the expiration of [***] from its submittal to PIERIS, the manuscript may be published irrespective of any consent by PIERIS. Dissertations, however, may in any event be published after expiration of [***] from submittal to PIERIS.

6.4	If so requested by it, publications shall name PIERIS as a co-initiator and sponsor of the study.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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§ 7

USE RIGHTS, INTELLECTUAL PROPERTY RIGHTS

7.1	In accordance with this § 7, UNIVERSITY shall assign to PIERIS the property as well as the right to use all material results of its work (MATERIAL). MATERIAL as defined for the purpose of this Agreement shall include all biological and other materials, records, laboratory books, data and other relevant activity results, the reports and documents generated as well as the copyrights on these, derived within the scope of the PROJECTS per 1.1. To the extent that UNIVERSITY is required by law to store or archive parts of the MATERIALS, PIERIS grants UNIVERSITY proprietary rights restricted to that purpose.

7.2	In addition, UNIVERSITY assigns the right to use all non-patentable expertise, know-how and all other intangible results generated within the framework of the projects.

7.3	The Parties concur that (i) in the course of the PROJECTS, inventions and thus rights to patents (intellectual property rights) may be generated and that (ii) the Parties shall be entitled to these rights as follows:

(a)	PIERIS INVENTIONS

Inventions made exclusively by PIERIS employees (hereinafter “PIERIS INVENTIONS”) shall belong exclusively to PIERIS;

(b)	JOINT INVENTIONS

Inventions made by both PIERIS employees and UNIVERSITY personnel (including Prof. Dr. Arne Skerra) with at least [***] inventive contribution by PIERIS employees (hereinafter “JOINT INVENTIONS”) shall be exclusively credited to PIERIS. To that effect, under this § 7, the UNIVERSITY hereby assigns in advance its proportional rights in such JOINT INVENTIONS to PIERIS.

(c)	UNIVERSITY INVENTIONS

Inventions made exclusively by UNIVERSITY personnel or inventions in which the inventive contribution by PIERIS employees is [***] (hereinafter “UNIVERSITY INVENTIONS”) are credited to the UNIVERSITY with the proviso that, by advance assignment per this § 7, the UNIVERSITY grants PIERIS exclusive rights to use these UNIVERSITY INVENTIONS.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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In the event that controversies regarding the proportional inventive contribution cannot be resolved, the case shall be decided by an arbitration tribunal according to § 11.3.

7.4	In exchange for participation in accordance with the licensing model per § 9 under the Research and Licensing Agreement of [***], extended and modified by the Amended and Continued Agreement of [***] and incorporated in this present Agreement, UNIVERSITY has legally assigned to PIERIS the rights to patent [***], already applied for by PIERIS, retroactively to [***] and to [***] (see Appendix 5.1). In addition, in exchange for participation in accordance with the licensing model per § 9, UNIVERSITY is hereby assigning the patent rights, already applied for by PIERIS, to “[***]” (see Appendix 5.1). For these rights, PIERIS has defrayed all application, maintenance and internal administrative costs in the past and shall cover them in the future as well. Furthermore, in exchange for participation in accordance with the licensing model per § 9 of this Agreement, the University hereby grants PIERIS an exclusive licence, unlimited in time and geography, and revocable only per §§ 8.2, 8.3, sub-licensable and freely transferable, for the use of the patent rights under “[***]” (see Appendix 5.2), with the proviso that the rights of [***] project, derived from the [***]”, especially with regard to [***], shall be protected and shall take precedence over this present Agreement.

7.5	In accordance with this § 7, UNIVERSITY shall inform PIERIS of additional inventions and developments within the scope of the PROJECTS, granting PIERIS an exclusive licence, unlimited in time and geography, and revocable only per §§ 8.2, 8.3, sub-licensable and freely transferable, on new UNIVERSITY INVENTIONS per § 7.3 c). In addition, UNIVERSITY shall assign to PIERIS the entirety of its share in JOINT INVENTIONS per § 7.3.b). In exchange, PIERIS shall pay royalties per § 9.

7.6	On licensed UNIVERSITY INVENTIONS and assigned JOINT INVENTIONS, PIERIS shall grant the UNIVERSITY and its participating co-workers a free, non-transferable, non-exclusive research and teaching licence subject to the provisions of the confidentiality undertaking (co-worker declaration) and, to the same extent, the right to use all activity results. This precludes the right to perform contract research for third parties as well as any research projects and cooperative research activities that would involve the transfer of research results to commercial third parties.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.7	The MATERIAL generated by the UNIVERSITY in the course of the PROJECTS shall be disclosed to PIERIS as soon as possible, completely and comprehensively, handed over in its original form or copies thereof, and made over, along with the use rights necessary for its exploitation. Within its legal possibilities, UNIVERSITY shall make certain by appropriate measures that the employees report inventions in compliance with Employee Inventions Act § 5.

7.8	For JOINT INVENTIONS and UNIVERSITY INVENTIONS per § 7.3.b) and c), UNIVERSITY shall promptly inform PIERIS of reports submitted in compliance with Employee Inventions Act § 5, indicating the date of the invention report and the names of the persons involved. PIERIS shall promptly send to the University a written acknowledgment indicating the date the information was received.

7.9	PIERIS shall advise the University whether it is interested in these inventions. PIERIS shall provide a corresponding written statement within a maximum of [***] after having received the information from UNIVERSITY. After a positive assessment by PIERIS, UNIVERSITY shall claim unrestricted ownership of the invention. UNIVERSITY shall ensure compensation of its employed inventors in accordance with the Employee Inventions Act. If within the stated time limit PIERIS does not assess or positively assess a reported invention, the UNIVERSITY shall have exclusive rights to the invention concerned or to the corresponding share in the invention.

7.10	The patent rights, once claimed, shall be listed in Appendix 5.

7.11	The exclusive licence for UNIVERSITY INVENTIONS includes the right to file a patent or utility-patent application for such UNIVERSITY INVENTIONS in the name of the UNIVERSITY and to use them for research, development as well as any commercial or other exploitation.

7.12	“Exploitation” as defined for the purpose of this Agreement includes the use, manufacture, out-sourced manufacture, sub-licensing, advertising, marketing, selling, renting, leasing and any other paid-for utilisation of the JOINT INVENTIONS and/or UNIVERSITY INVENTIONS. Paid-for utilisation also includes valuable consideration generated by PIERIS or its sub-licensees through the use of the contractual patent rights in connection with cross-licensing, arm’s-length agreements and all other contracts with third parties which contain a negative or positive licence or which are secured on the basis of court proceedings (before a court of justice and/or an arbitration tribunal) and in judicial and/or extrajudicial adjustment procedures. Any exploitation should take place under standard commercial conditions. Valuable consideration does not include R&D expenses paid by third parties to PIERIS.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.13	The Parties to this Agreement shall inform each other of any patent infringements of which they become aware and, in the event of an infringement and/or nullity suit, to compare notes on a suitable approach. Neither Party shall have the obligation to take action against infringing persons. Should UNIVERSITY prefer not to take action against infringers, PIERIS shall be free, at its own expense, to take action against infringements of the patent rights. In that case, PIERIS shall promptly inform UNIVERSITY ahead of its action and UNIVERSITY shall immediately provide PIERIS with all necessary information, carrying out measures of its own, declarations and actions only as instructed by PIERIS.

7.14	[***] shall assume all reasonable or generally customary costs, [***], in connection with the patent application ([***]), defence and enforcement including all attorneys’ fees verifiably paid or payable in connection with patents to which PIERIS has been granted exclusive rights, or if PIERIS itself pursues the assigned patent rights or has given its written consent to having an attorney handle the application and follow-up on the exclusively licensed patent rights. The selection of appropriate attorneys shall be made by [***]. [***] shall fully exempt the attorneys from the confidentiality obligation while requiring them to keep [***] informed.

7.15	If because of the use of intellectual property rights either Party is sued for the infringement of the rights of a third party, it shall immediately notify the respective other Party hereto. The respective other Party shall in any such case have the right to join in the legal dispute.

7.16

Should one of the Parties to this Agreement choose not to continue pursuing a patent, it shall so advise the respective other Party hereto early enough to enable the other Party to further pursue the patent concerned within a time limit of [***]. The Party concerned shall offer the respective other Party the assignment of the patent rights concerned under simultaneous recognition of a free, non-exclusive right to use the inventions/patent rights for its own research purposes (not including contract research for third parties nor exploitation per § 7.12) while, if applicable, providing the other Party hereto with the documentation needed for further pursuing the patent and submitting any other additionally required explanations. In the event of an assignment of the patent rights the receiving Party hereto shall exempt the other Party from its obligations vis-à-vis the latter’s employed inventors. If the offer is accepted, the accepting Party shall defray the cost of maintaining the patent rights assigned to it. In addition, in the event of a reverse assignment, UNIVERSITY shall cover the investments made by PIERIS toward the development of the patent rights as well as all costs and fees incurred as of that date in connection with the patent, with UNIVERSITY only having to make these payments out of royalty income and other payments received from third parties relative to the patent, as well as out of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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its own net proceeds analogously defined in § 9.5.4. The costs incurred by the UNIVERSITY for continuing the patent rights as well as a reasonable risk allowance shall be deducted from these payments.

§ 8

TERM OF THIS AGREEMENT

8.1	The individual PROJECT PHASES extend over a period of [***], to wit: PROJECT [***], PROJECT [***], and PROJECT [***]. If PIERIS intends to extend the Research Agreement, it shall so inform the UNIVERSITY by [***]. Thereupon, [***].

8.2	The licensing provisions of this Agreement set forth in §§ 7 and 9 shall remain in effect until the patent concerned expires or at least for as long as royalties have to be paid according to § 9, unless this Agreement is prematurely cancelled in its entirety or for individual patents. The stipulations regarding publication and confidentiality per §§ 5 and 6 shall become void [***] after the expiration of the specific PROJECT PHASE concerned.

8.3	The Parties to this Agreement may prematurely cancel the licensing arrangements for cause only. On the part of the UNIVERSITY, such cause exists if, a written reminder and a reasonable deadline notwithstanding, PIERIS has failed [***] to pay the fees due according to the Agreement. The notice of cancellation must be in writing and delivered via registered mail. PIERIS may cancel the Licensing Agreement for individual and/or all licensed patent rights at [***] notice as of the end of a month. No such right to cancel exists with regard to patents assigned to PIERIS, but PIERIS shall have the right to offer such patents per 7.16 for reverse assignment to the UNIVERSITY.

§ 9

License Fees

9.1	In exchange for the assignment or licensing of shares in JOINT INVENTIONS and/or UNIVERSITY INVENTIONS by UNIVERSITY to PIERIS, a remuneration along a licence model per §§ 9.3 – 9.6 shall be payable. To the extent that it relates to UNIVERSITY INVENTIONS, the licence model shall apply in full. In the case of JOINT INVENTIONS, the license fee amounts shown shall be prorated according to the proportion of the invention contributed by UNIVERSITY.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.2	The payments required per §§ 9.3 – 9.6 shall not begin until the time of the first patent application and end upon expiration of the longest-running patent.

9.3	If a licensed or assigned patent is legally declared null and void, no further license fee payments shall be due for that particular patent. PIERIS cannot require repayment of fees paid per § 9.

9.4	For all patents covered under this Agreement, PIERIS shall make the following [***] license fee payment in the year concerned (all amounts shown below are in Euros), if no other income has been or is being generated through sales revenues or other valuations, the total of which results in an income for UNIVERSITY that exceeds the respective annually payable minimum license fee according to the following table (if the total amount of such other income is higher than the minimum license fee for a given year, the excess amount shall be applied toward the minimum license fee for the subsequent years):

[***]

[***]

[***]

[***]

[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]
[***]	[***] Euros	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.5	For [***] the following amounts shall be paid:

9.5.1	If the development of an anticalin is based on one or several patents covered by this Agreement, the following [***] license fees shall be payable in each case of [***] of an anticalin [***]:

[***] Euros
[***] Euros
[***] Euros
[***] Euros
[***] Euros

An [***]” as defined for the purpose of this provision is [***]. A “[***]” as defined herein refers to [***].

9.5.2	In addition, a [***] payment of EUR [***] Euros [***] shall be due for [***] based on one or several patents covered by this Agreement and shall be payable after a [***].

9.5.3	If [***] are based on one or more patents covered by this Agreement are [***], a royalty of [***] of the

[***].

9.5.4	The term [***] as defined in this Agreement refers to [***].

9.6	In case of [***], PIERIS shall pay the following amounts:

In each case of [***] per § 7.12 [***], PIERIS shall make a payment in the amount of [***]) of [***] to PIERIS as the [***] to the UNIVERSITY, but at least [***] of the [***] which the UNIVERSITY would receive as a result in the case of [***] by PIERIS according to art. 9.5 and 9.8, limited, however, to a maximum of [***] of the total annual revenue achieved by PIERIS in a [***].

9.7	In [***] per art. 7.12, PIERIS shall pay [***] of the [***] thereby achieved or, in the event of some other exploitation, of the pecuniary-value benefits derived via a [***].

9.8	If in the case of [***] per § 7.12 PIERIS has to pay a total in excess of [***] in [***] to third parties, unrelated to [***], the UNIVERSITY shall receive [***] according to the table below. In any such case of [***] PIERIS shall pay an amount of [***] (see definition below) of the [***] of the [***] as [***] to the UNIVERSITY, but at least [***] of the license fee which the UNIVERSITY would receive as a result of [***]. [***], not exceeding, however, a maximum of [***] of [***] PIERIS would achieve in [***]. However, that license fee shall never be less than [***]. PIERIS shall provide the UNIVERSITY with [***] of the amount of [***] or it shall [***].

In the event of [***] [***], the payment to UNIVERSITY shall be calculated as follows:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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A = The [***] payable by PIERIS to the UNIVERSITY shall be [***] to PIERIS.

B = For [***] covered by this Agreement, PIERIS shall pay [***].

B	A
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

9.9	If and to the extent that, within the framework of joint research during PROJECT [***], public or otherwise sponsored projects are carried out, the rights of the [***] concerned as well as the obligations of the Parties under [***] shall [***].

9.10	Should PIERIS close down its business operation or face insolvency procedures, it shall immediately notify the UNIVERSITY in writing. In the event a petition in bankruptcy is filed, the UNIVERSITY shall have the first right of refusal on all patents, proportional patent rights and patent applications assigned to PIERIS.

9.11	As of [***] of each consecutive year, PIERIS shall [***] covered by this Agreement. In the case of [***], PIERIS shall [***]. An account statement prepared by [***] shall be made available to the UNIVERSITY. [***], the UNIVERSITY may appoint an independent, sworn auditor who will review the information provided by PIERIS, or, if [***], examine the business records of PIERIS to obtain [***] covered by this Agreement. PIERIS shall be required to provide the auditor with all data and materials needed for verification of the information. In the case of [***], PIERIS shall [***] to permit an audit by the auditor appointed by PIERIS. If the [***], PIERIS shall absorb the cost of the audit, otherwise the UNIVERSITY shall absorb it. [***]

All payments shall be made within [***] from the payment due date. Payments per § 9, including the applicable value-added tax, shall be remitted into a bank account to be named by the UNIVERSITY.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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The remittance shall be in EUR[***] and with indication of the bank ID number to be provided by the UNIVERSITY.

§ 10

Liability

10.1	PIERIS develops and markets products, developed on the basis of this Agreement, for its own account and without the right of participation or opposition on the part of the UNIVERSITY. Accordingly, PIERIS [***]. When marketing products that are also based on patents owned by UNIVERSITY, PIERIS shall provide to the UNIVERSITY, by [***], proof of customary product liability insurance by submitting a copy of the respectively valid insurance policy for the products manufactured and marketed by PIERIS.

10.2	PIERIS shall [***].

10.3	The Parties hereto assume no guarantee or liability for the patentability and the commercial exploitability of the rights that constitute the subject matter of this Agreement. Nor do the Parties hereto assume any guarantee or liability to the effect that the use of the patent rights under this Agreement would not interfere with industrial patents, copyrights or other rights of third parties nor lead to losses on the part of the licensee or of third parties.

10.4	The above disclaimers of liability shall be invalid in cases of malicious intent and gross negligence on the part of the Parties or their employees.

§ 11

MISCELLANEOUS

11.1	This Agreement in its present wording definitively governs the relations between the Parties with regard to the object of the Agreement. Collateral parol evidence does not exist or is voided. A notice of cancellation, any amendments and additions as well as a rescission of this Agreement must be in writing. Documentation supporting the content of this Agreement as well as any waiver of this written-form requirement must be in writing.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.2	Should one or more of the provisions of this Agreement be or become invalid, the Parties shall be obligated to replace the invalid provisions with other, valid provisions the financial result of which comes so close to that of the invalid provisions that the Parties can be reasonably expected to have signed the Agreement with that clause as well.

If such a solution cannot be found, the invalidity of one or several provisions of the Agreement shall not affect the validity of this Agreement in its entirety unless the significance of the invalid provisions is such that the Parties could be reasonably expected not to have signed this Agreement without the invalid stipulations.

11.3	Any disputes arising in connection with this Research and Licensing Agreement, its interpretation or execution or its validity, relating in particular to proprietary rights to the inventions per § 7, shall be negotiated and finally decided in the German language, admitting of no legal appeal, by an arbitration tribunal with three arbitrators, in accordance with the Arbitration Rules of the Deutsche Institution für Schiedsgerichtbarkeit e.V. (DIS) [German Institute for Arbitral Jurisdiction]. The arbitration tribunal may also make a binding decision on the validity of this arbitration clause. The venue of arbitration shall be Munich. The governing law shall be that of Germany.

11.4	Appendices 1 – 5 to this Agreement including the separately signed addenda to Appendices 1 and 5 constitute an essential, integral part of this Agreement.

11.5	By having the respective project director sign the research-project declaration form per Appendix 3, each Party hereto shall ensure that the project director concerned is made aware of the provisions of this Agreement and commits to abiding by these.

11.6	This Agreement shall also be binding on successors in title of both Parties. Specifically, a change in the corporate or ownership structure of the Parties shall not justify a cancellation of this Agreement for cause.

Freising, 26/6/2003	Freising, 04/07/2003

/s/ Martin Pöhlchen	/s/ Arne Skerra

PIERIS Proteolab AG	Technische Universität München

(stamp: TECHNISCHE UNIVERSITÄT MÜNCHEN)
Contract Management & Legal Services

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDICES

Appendix 1	Project Description

Appendix 2	Confidentiality Agreement / Co-Worker’s Declaration

Appendix 3	Project Director’s Countersignature

Appendix 4	Material Transfer and Confidentiality Agreement

Appendix 5	Patent Rights

I. Assigned Patent Rights

II. Patent Rights exclusively licensed to PIERIS Proteolab AG

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDIX 1

PROJECT DESCRIPTION

[***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDIX 2

CO-WORKER’S DECLARATION

On the Research Project titled: Advancement of the Anticalin Technology between:

Technische Universität München

Study Group: Prof. Skerra

Chair of Biochemistry

Freising/Weihenstephan

and:

PIERIS Proteolab AG, Freising/Weihenstephan

Name of Co-Worker: Mr./Ms.

As a co-worker participating in the above Research Project undertaken by the Parties named, I hereby pledge to PIERIS to treat as confidential the objective of this Research Project, the data received from PIERIS and the results of the work performed under the joint research and development programme. I have been informed of the confidentiality exception clauses with regard to publication per § 6 of the Agreement on which this Research Project is based. I have also been advised that materials transferred by PIERIS to the University or generated in the course of this cooperation must not be made available to third parties. I have understood these instructions and I pledge to comply with them.

Place, Date and Co-Worker’s Signature

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDIX 3

To

Technische Universität München

Central Department 6 – Legal Affairs

ZA 6 – Dept. 62

Arcisstr. 21

80333 München

Re- Research Project: Advancement of the Anticalin Technology

Declaration regarding the Research Project

I am aware that outside grants provided at my request and incorporated in the budget of the University are subject to the rules of budget compliance, unless the Grant Agreement contains different stipulations. I have taken note that [***]% of the project funding will be going to the University as a contribution to its infrastructure.

In order to permit compliance with the obligations stated in the aforementioned Agreement, I shall bind all participants in the research project, whether or not in the employ of the University, through a signed pledge to observe the conditions of the Agreement and to take all actions necessary for the University to fulfil its obligations under the Agreement. All inventions generated within the scope of the research project will be promptly reported to the University Administration in a manner satisfying the requirements of Employee Invention Act § 5 sec. 1 and 2.

In addition, I shall take appropriate measures to ensure that all other conditions of the aforementioned Agreement as well can be properly fulfilled and that no consequential costs or other detriments arise to the University or to the Free State of Bavaria. Any additional expenditures incurred during or upon completion of the research project can be covered out of the outside funding granted to that effect or out of the institute’s / department’s budget.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(seal)
Signature of Prof. Dr. Arne Skerra, Department Chair

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDIX 4

MATERIALS TRANSFER AND CONFIDENTIALITY AGREEMENT

[***]

[***]	[***]
[***]	[***]
[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Attachment A

Description of Research Project:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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APPENDIX 5

1)	Patent Rights assigned by the UNIVERSITY to PIERIS [***]

2)	Patents exclusively licensed to PIERIS [***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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